UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 18, 2017
DELEK LOGISTICS PARTNERS, LP
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-35721 (Commission File Number)	45-5379027 (IRS Employer Identification No.)

7102 Commerce Way Brentwood, Tennessee (Address of principal executive offices)	37027 (Zip Code)
     Registrant's telephone number, including area code: (615) 771-6701
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

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 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(d)    Pursuant to Section 7.21 of the Agreement and Plan of Merger among Delek US Holdings, Inc. (now known as Delek US Energy, Inc.) (“Old Delek”), Alon USA Energy, Inc. (“Alon”), Delek Holdco, Inc. (now known as Delek US Holdings, Inc.), Dione Mergeco, Inc., and Astro Mergeco, Inc., as amended by the First Amendment to Agreement and Plan of Merger, dated as of February 27, 2017, and the Second Amendment to Agreement and Plan of Merger, dated as of April 21, 2017 (collectively, the “Merger Agreement”), the Independent Director Committee of the Board of Directors of Alon designated Ronald Haddock to be elected to the Board of Directors (the “Board”) of Delek Logistics GP, LLC, a Delaware limited liability company (the “Company”), the general partner of Delek Logistics Partners, LP (the “Partnership”), within 30 days after the closing of the mergers (the “Mergers”) provided by the Merger Agreement, which were effective as of July 1, 2017.

On July 18, 2017, the members of the Board elected Mr. Haddock to a newly created Board seat, to serve as a member of the Board in accordance with the limited liability company agreement of the Company for a term ending no less than two years from the closing date of the Mergers, subject to compliance with applicable director qualification standards, and until the election and qualification of his successor or earlier termination of his service.

The Board has not appointed Mr. Haddock to any Board committee. Mr. Haddock has not been and is not a party to any transaction or proposed transaction with the Partnership or the Company that would be required to be reported pursuant to Item 404(a) of Regulation S-K. Mr. Haddock’s compensation will be consistent with the current director compensation program previously disclosed under the heading “Compensation of Directors in 2016” in the Partnership’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 28, 2017.

Item 9.01        Financial Statements and Exhibits

(a)	Financial statements of businesses acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Shell company transactions.

Not applicable.

(d)	Exhibits.

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 24, 2017	DELEK LOGISTICS PARTNERS, LP
By: Delek Logistics GP, LLC
its general partner

/s/ Kevin Kremke
Name: Kevin Kremke
Title: EVP / Chief Financial Officer